                                                                   Exhibit 10.1

                        ASPEN INSURANCE HOLDINGS LIMITED

                        AMENDED 2003 SHARE INCENTIVE PLAN

1.   PURPOSE OF THE PLAN

     The purpose of the Plan is to aid the Company and its Affiliates in
recruiting and retaining key employees or directors and to motivate such employees or directors to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The
Company expects that it will benefit from the added interest which such key employees or directors will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.   DEFINITIONS

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a)  "Act" means The Securities Exchange Act of 1934, as amended, or any successor thereto.

     (b)  "Affiliate" means any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

     (c)  "Award" means an Option, Share Appreciation Right, Restricted Share or
          Other Share-Based Award granted pursuant to the Plan.

     (d)  "Beneficial Owner" means a "beneficial owner", as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto) (except that a Person shall be deemed to have "beneficial ownership" of all
          Shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time).

     (e)  "Board" means the Board of Directors of the Company.

     (f)  "Change in Control" means,

            (i) at any time that the Investors (as defined below) are the
         Beneficial Owners of 33.33% or more of the combined voting power of the voting shares of the Company, the occurrence of any of the following events:

            (A) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or Group (other than (x) any subsidiary (as defined below)
        of the Company or (y) any entity which is a holding company of the
        Company (other than any holding company which became a holding company in a transaction that resulted in a Change in Control) or any subsidiary of such holding company);

            (B) any Person or Group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the combined voting power of the voting shares of the Company (or any entity which is the Beneficial
        Owner of more than 50% of the combined voting power of the voting shares of the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; excluding, however, the following: (I) any acquisition directly from the Company, (II) any acquisition by the
        Company, or (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

            (C) the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the
        Company is involved, other than a

                                        1

        merger, consolidation or amalgamation which would result in the shareholders of the Company immediately prior thereto continuing to own
        (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting shares of the Company or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; and

            (ii) at any time that the Investors (as defined below) are the
         Beneficial Owners of less than 33.33% of the combined voting power of the voting shares of the Company, the occurrence of any of the following events:

            (A) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or Group (other than (x) any subsidiary of the Company or
        (y) any entity that is a holding company of the Company (other than any holding company which became a holding company in a transaction that resulted in a Change in Control) or any subsidiary of such holding company);

            (B) any Person or Group is or becomes the Beneficial Owner, directly or indirectly, of more than 30% of the combined voting power of the voting shares of the Company (or any entity which is the Beneficial
        Owner of more than 50% of the combined voting power of the voting shares of the Company), including by way of merger, consolidation, tender or exchange offer or otherwise; excluding, however, the following: (I) any acquisition directly from the Company, (II) any acquisition by the
        Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by a Person or Group if immediately after such acquisition a Person or Group who is a shareholder of the Company on the Effective Date continues to own voting power of the voting shares of the Company that is greater than the voting power owned by such acquiring Person or Group;

            (C) the consummation of any transaction or series of transactions resulting in a merger, consolidation or amalgamation, in which the
        Company is involved, other than a merger, consolidation or amalgamation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity), in the same proportion as immediately prior to the transaction(s), more than 50% of the combined voting power of the voting shares of the Company or such surviving entity outstanding immediately after such merger, consolidation or amalgamation; or

            (D) a change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such
        Board shall be referred to for purposes of this subsection (ii)(D) as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election, by a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and, provided further, however, that any such individual whose initial assumption of office occurs as the result of or in connection with either an actual or threatened election contest
        (as such terms are used in Rule 14a-11 or Regulation 14A of the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an entity other than the Board shall not be so considered as a member of the Incumbent Board.

        For purposes of this definition of Change in Control, (i) "Investors"
        shall mean The Blackstone Group, Wellington Underwriting plc, Candover
        Partners Limited, Credit Suisse First Boston Private Equity, Montpelier
        Re Holdings Ltd., 3i Group plc, Olympus Partners and Phoenix Equity
        Partners or their respective Affiliates; (ii) "subsidiary" shall mean, in respect of any entity, any other entity that is, directly or indirectly, wholly owned by the

                                        2

        first entity; and (iii) "holding company" shall mean, in respect of any entity, any other entity that, directly or indirectly, wholly owns such first entity.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

     (h)  "Committee" means the Compensation Committee of the Board or the full
          Board, as determined by the Board.

     (i)  "Company" means Aspen Insurance Holdings Limited, a Bermuda corporation.

     (j)  "Effective Date" means the date the Board approves the Plan.

     (k)  "Employment" means (i) a Participant's employment if the Participant is an employee of the Company or any of its Affiliates and (ii) a
          Participant's services as an non-employee director, if the Participant is a non-employee member of the Board or the board of directors of an
          Affiliate; provided, however, that unless otherwise determined by the
          Committee, a change in a Participant's status from employee to non-employee (other than a director of the Company or an Affiliate)
          shall constitute a termination of employment hereunder.

     (l)  "Fair Market Value" means, on a given date, (i) if there is a public market for the Shares on such date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite
          Tape of the principal national securities exchange on which such
          Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities
          Dealers Automated Quotation System (or such market in which such prices are regularly quoted)(the "NASDAQ"), or, if no sale of Shares shall have been reported on the Composite Tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used; provided that, in connection with the grant of an Award on the date of completion of an Initial Public
          Offering of the Shares, the Fair Market Value on such date shall be the public offering price, and (ii) if there is not a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

     (m)  "Group" means a "group", as such term is used for purposes of Section
          13(d)(3) or 14(d)(2) of the Act (or any successor section thereto).

     (n)  "ISO" means an Option that is also an incentive stock option granted pursuant to Section 6(d).

     (o)  "Initial Grant" has the meaning set forth in Section 3.

     (p)  "Initial Public Offering" means the initial public offering by the
          Company of Shares pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8, or any other similar or successor form) filed under the United States Securities Act of
          1933, as amended, and any successor thereto and declared effective by the United States Securities and Exchange Commission.

     (q)  "Option" means a share option granted pursuant to Section 6.

     (r)  "Option Price" means the purchase price per Share of an Option, as determined pursuant to Section 6(a).

     (s)  "Other Share-Based Awards" means awards granted pursuant to Section 9.

     (t)  "Participant" means an employee or non-employee director who is selected by the Committee to participate in the Plan.

     (u)  "Person" means a "person", as such term is used for purposes of
          Section 13(d) or 14(d) of the Act (or any successor section thereto).

                                        3

     (v)  "Plan" means the Aspen Insurance Holdings 2003 Share Incentive Plan.

     (w)  "Restricted Shares" means any Share granted pursuant to Section 8.

     (x)  "Shares" means ordinary shares, par value (pounds sterling)0.01 per share, in the capital of the Company.

     (y)  "Share Appreciation Right" means a share appreciation right granted pursuant to Section 7.

     (z)  "Subsidiary" means a subsidiary corporation, as defined in Section
          424(f) of the Code (or any successor section thereto), of the Company.

3.   SHARES SUBJECT TO THE PLAN

     The total number of Shares that may be issued under the Plan is 9,476,553.
Awards to acquire 3,884,030 Shares were granted following initial adoption of this Plan (the "Initial Grant"). The remaining Shares may be granted to new hires or as additional Awards, as and when determined in the sole discretion of the Committee. The Shares may consist, in whole or in part, of unissued Shares or previously issued Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares that are subject to Awards (or portions thereof) that are forfeited, are cancelled, expire, terminate or lapse without the payment of consideration may be granted again under the Plan.

4.   ADMINISTRATION

     (a)  The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who, during any period the Company is subject to Section 16 of the Act, are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), "outside directors" within the meaning thereof.

     (b)  The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the
          Plan and to waive any such terms and conditions at any time
          (including, without limitation, accelerating or waiving any vesting conditions). Subject to Section 5(b), Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

     (c)  The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned
          (including, but not limited to, Participants and their beneficiaries or successors).

     (d)  The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the
          Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or
          (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

                                        4

5.   LIMITATIONS

     (a)  No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

     (b)  Without the approval of the shareholders of the Company, the Company shall not adjust an Option or Share Appreciation Right or exchange an
          Option or Share Appreciation Right with another Option or Share
          Appreciation Right that would result in an Award with a lower Option
          Price or exercise price (except for adjustments pursuant to Section 10 of the Plan).

     (c)  Notwithstanding any provision of the Plan other than Section 10, the number of Shares under the Plan that may be issued in connection with grants of ISOs shall not exceed 150,000 Shares.

6.   TERMS AND CONDITIONS OF OPTIONS

     Options granted under the Plan shall be, as determined by the Committee, nonqualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

     (a)  Option Price. (i) Prior to the date of the Initial Public Offering, the Option Price per Share shall be determined by the Committee, and, in the case of ISOs, shall comply with the requirements set forth in
          Section 6(d) of the Plan, and (ii) after the date of the Initial
          Public Offering, the Option Price per Share shall be determined by the
          Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

     (b)  Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 15.

     (c)  Exercise of Options. Except as otherwise provided in the Plan or in an
          Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with payment (or to the extent permitted by applicable law, provision for payment) of the full purchase price in accordance with Section
          6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, as designated by the
          Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair
          Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the
          Participant for no less than six months, which period may be waived by the Committee (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the
          Shares being purchased. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the
          Committee pursuant to the Plan.

     (d)  ISOs. The Committee may grant Options under the Plan to Participants who are employees of the Company that are intended to be ISOs. Such
          ISOs shall comply with the

                                        5

          requirements of Section 422 of the Code (or any successor section thereto), including without limitation that the Option Price shall not be less than 100% of the Fair Market Value of the Shares on the date the ISO is granted. No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of shares of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least
          110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.
          All Options granted under the Plan are intended to be nonqualified share options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof)
          shall not qualify as an ISO, then, to the extent of such
          nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified share option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to nonqualified share options. In no event shall any member of the Committee, the Company or any of its Affiliates (or
          their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an
          Option to qualify for any reason as an ISO.

     (e)  Attestation. Wherever in this Plan or any agreement evidencing an
          Award a Participant is permitted to pay the exercise price of an
          Option or taxes relating to the exercise of an Option by delivering
          Shares, the Participant may, subject to procedures satisfactory to the
          Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7.   TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

     (a)  Grants. The Committee may grant (i) a Share Appreciation Right independent of an Option or (ii) a Share Appreciation Right in
          connection with an Option, or a portion thereof. A Share Appreciation
          Right granted pursuant to clause (ii) of the preceding sentence (A)
          may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B)
          shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

     (b)  Terms. The exercise price per Share of a Share Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Share Appreciation Right is granted, except that, notwithstanding the foregoing, in the case of a Share Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each
          Share Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Share Appreciation Right. Each Share Appreciation Right
          granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised
          Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair
          Market Value on the exercise

                                        6

          date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in
          Shares and partly in cash (any such Shares valued at such Fair Market
          Value), all as shall be determined by the Committee. Share
          Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Share Appreciation Right is being exercised. The date a notice of exercised is received by the
          Company shall be the exercise date. No fractional Shares will be issued in payment for Share Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

     (c)  Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Share
          Appreciation Rights as it may deem fit.

8.   RESTRICTED SHARES

     (a)  Grant. Subject to the provisions of the Plan, the Committee shall determine the number of Restricted Shares to be granted to each
          Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such
          Awards.

     (b)  Transfer Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of Restricted Shares shall be registered in the name of the
          Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Restricted Shares, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c)  Dividends. Dividends paid on any Restricted Shares may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional
          Restricted Shares, as determined by the Committee in its sole discretion.

9.   OTHER SHARE-BASED AWARDS

     (a)  Generally. The Committee, in its sole discretion, may grant or sell
          Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of,
          Shares ("Other Share-Based Awards"). Such Other Share-Based Awards
          shall be in such form, and dependent on such conditions, as the
          Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the
          Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded under (or otherwise related to) such Other Share-Based Awards; whether such Other
          Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards
          (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

10.  ADJUSTMENTS UPON CERTAIN EVENTS

     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

                                        7

     (a)  Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitutions or adjustments as it deems to be equitable, in its sole discretion, and necessary to preserve the benefits or potential benefits intended to be made available under this Plan as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards
          (including limits established for Restricted Shares or
          Performance-Based Awards) may be granted during a calendar year to any
          Participant, (iii) the Option Price or exercise price of any Share
          Appreciation Right, and/or (iv) any other affected terms of such
          Awards.

     (b)  Change in Control.

          (i)  In the event of a Change in Control after the Effective Date, solely with respect to the Initial Grant, without any action required, with respect to Awards outstanding as of the date of such Change in Control (x) all Options and Share Appreciation
               Rights shall become fully and immediately exercisable and vested to the full extent of the original grant, (y) the restrictions applicable to any Restricted Shares shall lapse, and such
               Restricted Shares shall become fully and immediately vested, and
               (z) the restrictions and other conditions applicable to any Other
               Share-Based Award shall lapse, and such Other Share-Based Award shall become free of all restrictions, limitations and conditions or, if applicable, shall be considered earned and payable in full and immediately settled or distributed.

          (ii) In the event of a Change in Control after the Effective Date, the
               Committee may, but shall not be obligated to, (A) with respect to any Award other than the Initial Grant, accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (B) cancel Awards for fair value (as reasonably determined in the discretion of the Committee) which, in the case of Options and Share Appreciation Rights, may equal, but in any event shall not be less than, the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or
               Share Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Share Appreciation Rights) over the aggregate exercise price of such Options or Share Appreciation Rights or
               (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the
               Committee in its sole discretion or (D) provide that for a period of at least 15 days prior to the Change in Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

11.  NO RIGHT TO EMPLOYMENT OR AWARDS

     The granting of an Award under the Plan shall impose no obligation on the
Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company's or Affiliate's right to terminate the
Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

                                        8

12.  SUCCESSORS AND ASSIGNS

     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13.  NONTRANSFERABILITY OF AWARDS

     Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a
Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

14.  AMENDMENTS OR TERMINATION

     The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareholders of the Company, if such action would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) without the approval of the shareholders of the Company, to Section 5(b), relating to repricing of Options or Share Appreciation Rights, to permit such repricing; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

15.  CONFLICTS OF LAW; INTERNATIONAL PARTICIPANTS

     The Committee may, in its sole discretion, amend the terms of the Plan or
Awards in order (i) to comply with United States Federal law or the rules of any securities exchange in the United States or (ii) with respect to Participants who reside or work outside the United States of America, to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate, and the Committee may,
where appropriate, establish one or more sub-plans to reflect such amended or varied provisions.

16.  OTHER BENEFIT PLANS

     All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the
Participant, unless such plan or agreement specifically provides otherwise.

17.  CHOICE OF LAW

     The Plan shall be governed by and construed in accordance with the laws of
Bermuda, without regard to conflicts of laws principles.

18.  ARBITRATION

     In the event of any controversy between a Participant and the Company arising out of, or relating to, this Plan or an Award granted hereunder which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules, by a single independent arbitrator. If the parties are unable to agree on the selection of an arbitrator, then either the Participant or the Company may petition the American Arbitration Association for the appointment of the arbitrator, which appointment shall be made within ten (10) days of the petition therefor. Either party to the dispute may institute such arbitration proceeding by giving written notice to the other

                                        9

party. A hearing shall be held by the arbitrator in New York, London or Bermuda as agreed by the parties (or, failing such agreement, in Bermuda) within thirty
(30) days of his or her appointment. The decision of the arbitrator shall be final and binding upon the parties and shall be rendered pursuant to a written decision that contains a detailed recital of the arbitrator's reasoning.
Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

19.  EFFECTIVENESS OF THE PLAN

     The Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company.

                                       10